U.S. Global Sea to Sky Cargo ETF
Schedule of Investments
September 30, 2025 (Unaudited)

COMMON STOCKS - 98.6%	Shares	Value
Australia - 3.0%
Brambles, Ltd.	16,689	$273,869

Bermuda - 3.9%
Teekay Corporation Ltd.	44,216	361,687

China - 12.8%
COSCO SHIPPING Energy Transportation Company, Ltd. - H-Shares	173,165	200,714
COSCO SHIPPING Holdings Company, Ltd. - H-Shares	263,765	410,462
J&T Global Express Ltd. (a)	226,113	284,169
ZTO Express Cayman, Inc. - ADR	14,764	283,469
		1,178,814

Denmark - 6.8%
AP Moller - Maersk AS - Class B	182	356,812
DSV AS	1,368	272,070
		628,882

Germany - 3.1%
Deutsche Post AG	6,291	280,224

Hong Kong - 14.0%
Orient Overseas International, Ltd.	28,160	457,033
SITC International Holdings Company, Ltd.	122,256	470,678
TS Lines Ltd.	325,255	357,356
		1,285,067

Israel - 5.2%
ZIM Integrated Shipping Services, Ltd. (b)	35,525	481,364

Japan - 4.9%
Nippon Express Holdings, Inc.	12,171	276,612
Nippon Yusen KK	5,061	172,858
		449,470

Monaco - 2.0%
Scorpio Tankers, Inc.	3,347	187,599

Norway - 6.7%
Hoegh Autoliners ASA	41,613	446,171
MPC Container Ships ASA	100,619	166,160
		612,331

Singapore - 2.0%
Hafnia, Ltd. (b)	31,161	186,654

South Korea - 3.5%
HMM Company, Ltd.	22,774	325,447

Spain - 3.1%
Logista Integral SA	8,319	282,265

Switzerland - 3.7%
Kuehne + Nagel International AG	1,828	340,203

Taiwan - 12.5%
Evergreen Marine Corporation Taiwan, Ltd.	77,793	456,885
Wan Hai Lines, Ltd.	140,772	343,177
Yang Ming Marine Transport Corporation	200,437	348,552
		1,148,614

United Kingdom - 2.0%
Global Ship Lease, Inc. - Class A	5,906	181,314

United States - 9.4%
Expeditors International of Washington, Inc.	2,344	287,351
FedEx Corporation	1,248	294,291
United Parcel Service, Inc. - Class B	3,372	281,663
		863,305
TOTAL COMMON STOCKS (Cost $8,890,184)		9,067,109

SHORT-TERM INVESTMENTS
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 6.9%	Units	Value
Mount Vernon Liquid Assets Portfolio, LLC, 4.27% (c)	639,972	639,972
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $639,972)		639,972

MONEY MARKET FUNDS - 1.1%	Shares	Value
First American Government Obligations Fund - Class X, 4.05% (c)	98,299	98,299
TOTAL MONEY MARKET FUNDS (Cost $98,299)		98,299

TOTAL INVESTMENTS - 106.6% (Cost $9,628,455)		9,805,380
Liabilities in Excess of Other Assets - (6.6)%		(604,233)
TOTAL NET ASSETS - 100.0%		$9,201,147

Percentages are stated as a percent of net assets.

ADR - American Depositary Receipt
LLC - Limited Liability Company

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan as of September 30, 2025. The fair value of these securities was $617,817.
(c)	The rate shown represents the 7-day annualized yield as of September 30, 2025.

Summary of Fair Value Disclosure as of September 30, 2025 (Unaudited)

U.S. Global Sea to Sky Cargo ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of September 30, 2025:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$9,067,109	$–	$–	$9,067,109
Investments Purchased with Proceeds from Securities Lending(a)	–	–	–	639,972
Money Market Funds	98,299	–	–	98,299
Total Investments	$9,165,408	$–	$–	$9,805,380

Refer to the Schedule of Investments for further disaggregation of investment categories.

(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amount of $639,972 presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.